201 Technology Drive • Irvine • California •92618
Telephone: (949) 450-5400
Facsimile: (949) 450-5300
Email: IR@endocare.com
Website: www.endocare.com
FOR RELEASE on November 10, 2008 at 4:05 pm (EST)

Investor Contact:	Media Contact:	For Additional Information:
Matt Clawson	Len Hall	Terry Noonan, CEO
Allen & Caron, Inc.	Allen & Caron, Inc.	Michael R. Rodriguez, CFO
(949) 474-4300	(949) 474-4300	Endocare, Inc.
matt@allencaron.com	len@allencaron.com	(949) 450-5400
www.allencaron.com	www.allencaron.com	www.endocare.com
ENDOCARE REPORTS FINANCIAL RESULTS FOR THIRD QUARTER 2008
Net Revenues Rise, Net Loss Narrows Compared to Prior Year;
Operating Loss Declines 26%
IRVINE, Calif. (November 10, 2008) . . . Endocare, Inc. (NASDAQ: ENDO), an innovative medical device company focused on the development of minimally invasive technologies used by urologists and interventional radiologists for tissue and tumor ablation, today reported higher revenue, a 26 percent decline in operating loss, and narrower net loss for the third quarter ended September 30, 2008.
     Total revenues for the third quarter of 2008 were $7.6 million, compared to $7.3 million in the third quarter of 2007. Domestic probe sales, as well as the estimated number of domestic cryoablation procedures performed, in the third quarter and the first nine months of 2008 and 2007 are summarized in the following table:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2008	2007	2008	2007
Estimated domestic cryoablation procedures	2,263	2,353	7,122	7,104

Number of cryoprobes sold:
Straight probes	8,660	9,957	28,017	29,852
Right-angle probes	2,084	1,564	6,058	4,637

Total	10,744	11,521	34,075	34,489

     Probe sales are reported in two categories: straight probes, which are typically, although not always, used in prostate procedures and right-angle probes, which are typically used in procedures other than prostate procedures.
     Gross margin in the third quarter of 2008 was 70.1 percent, compared to 70.4 percent in the third quarter of 2007. Operating expenses in the 2008 third quarter were $6.3 million, compared to $6.4 million in the 2007 third quarter. Included in the operating expenses for the 2008 third quarter was $792,000 of legal and related expenses in connection with the Company’s now-terminated obligation to advance the legal fees of its former officers in legal matters related to those individuals. During the same period, operating expenses included $906,000 of legal and accounting fees related to the Company’s evaluation of potential strategic opportunities. Also affecting operating expenses during the third quarter of 2008 was a $1.3 million reversal of stock compensation expense, resulting in a net negative expense of $616,000 during the period.
     Operating loss for the 2008 third-quarter declined 26 percent to $926,000 from a $1.2 million operating loss in the 2007 third quarter.
     Endocare interim CEO Terry Noonan said: “The importance of cryoablation, especially as a treatment for prostate cancer continues to broaden as evidenced by the American Urological Association (AUA) release of the official “best practice” document on cryoablation for prostate cancer, covering primary, salvage and focal cryoablation. The AUA release of these clinical guidelines is an acknowledgement of the important advances made in the technology of cryoablation as a minimally invasive treatment for prostate.
     Noonan continued, “Supported by strong clinical data, we will continue to increase awareness and training of physicians as well expanding the level of support to our existing physician customers.”

     Net loss for the third quarter of 2008 was $921,000, or $0.08 loss per share, compared to a net loss of $984,000, or $0.08 loss per share, in the third quarter of 2007.
     Adjusted earnings before interest, taxes, depreciation and amortization (adjusted EBITDA) was a loss of $1.3 million for the third quarter of 2008, compared to $657,000 for the third quarter of 2007. Adjusted EBITDA for the 2008 third quarter was affected by the legal expenses and reversal of stock compensation expense noted above. A reconciliation of the differences between GAAP net losses and adjusted EBITDA losses is included in an accompanying table.
     Chief Financial Officer Michael Rodriguez reported cash and cash equivalents of $5.3 million, total assets of $17.0 million, and total stockholders’ equity of $6.9 million as of September 30, 2008. The Company also has amounts available on its credit facility with Silicon Valley Bank. Rodriguez added that the Company continues to assess its capital resources and may use both existing and new sources of capital to finance those and other growth initiatives and expects to need additional financing in 2009. However, obligations to advance legal fees for former officers, which had accounted for approximately $792,000 of expenses in the third quarter, were terminated on October 14, 2008 and will require no further financial outlay.
Entry Into Definitive Merger Agreement
     Endocare also announced today that it had entered into a definitive merger agreement with privately held Galil Medical Ltd. The terms of the agreement call for a stock-for-stock merger transaction resulting in Galil Medical becoming a wholly-owned subsidiary of Endocare, and would provide current Endocare stockholders 52%, and current Galil stockholders 48%, of the outstanding stock of the combined company. In addition, Endocare announced that upon the closing of the merger it will sell $16.25 million of newly issued shares of its common stock in a private placement, priced at $1.00 per share, to certain current institutional investors of Endocare and Galil.
Conference Call and Slides Information
     Endocare will host a conference call on November 11 at 1:30 p.m. Eastern Time to discuss its operating results and merger agreement. Slides will be used during this call.  To listen to the conference call live via telephone, please dial 1-877-356-3962 from the U.S. or, for international callers, please dial +1-706-634-5888, approximately 10 minutes before the start time.  In order to access the slides that will be used on the call, click on the link provided on Endocare’s website (http://ir.endocare.com/events.cfm) to listen to the event, register and select the “No Audio, Slides Only” option. To listen to the conference call live via the Internet, visit Endocare’s website (http://ir.endocare.com/events.cfm).  Please go to the website 15 minutes prior to the call to register, download and install the necessary audio software. An audio archive of the webcast will be available for one year on the Investors section of the Endocare website.
Use of Non-GAAP Financial Measures
     The Company uses, and this press release contains and the related conference call will include, the non-GAAP metric of adjusted EBITDA. The calculation of adjusted EBITDA (earnings before interest, taxes, depreciation and amortization, and also excluding FASB 123R non-cash stock compensation expense, collectively “adjusted EBITDA”) has no basis in GAAP. The Company’s management believes that this non-GAAP financial measure provides useful information to investors, permitting a better evaluation of the Company’s ongoing and underlying business performance, including the evaluation of its performance against its competitors in the healthcare industry. Management uses this non-GAAP financial measure for purposes of its internal projections and to evaluate the Company’s financial performance.
     Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in conformity with GAAP, and non-GAAP financial measures as reported by the Company may not be comparable to similarly titled amounts reported by other companies. A complete reconciliation of this non-GAAP financial measure for the applicable periods to the most directly comparable GAAP measures is presented in an accompanying table.
About Endocare
     Endocare, Inc.—www.endocare.com— is an innovative medical device company focused on the development of minimally invasive technologies for tissue and tumor ablation. Endocare has initially concentrated on developing technologies for the treatment of prostate cancer and believes that its proprietary technologies have broad applications across a number of markets, including the ablation of tumors in the kidney, lung and liver and palliative intervention (treatment of pain associated with metastases).
IMPORTANT DISCLAIMERS
     The common stock offered in the private placement will not be and has not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.  This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the common stock in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.
     Statements in this press release that are not historical facts are forward-looking statements, including statements relating to the merger and the financing, that involve risks and uncertainties. Among the important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, those discussed in

“Risk Factors” in the Company’s Forms 10-K, Forms 10-Q and other filings with the Securities and Exchange Commission. Such risk factors include, but are not limited to, the following items: the Company has a limited operating history with significant losses and losses may continue in the future; the Company may require additional financing to sustain its operations and without it the Company may not be able to continue operations; the Company’s business may be materially and adversely impacted by the loss of the Company’s largest customer or the reduction, delay or cancellation of orders from this customer or if this customer delays payment or fails to make payment; the Company may be required to make state and local tax payments that exceed the Company’s settlement estimates; uncertainty regarding the ability to convince health care professionals and third party payers of the medical and economic benefits of the Company’s products; uncertainty relating to third party reimbursement; the risk that intense competition and rapid technological and industry change may make it more difficult for the Company to achieve significant market penetration; and uncertainty regarding the ability to secure and protect intellectual property rights relating to the Company’s technology. The actual results that the Company achieves may differ materially from any forward-looking statements due to such risks and uncertainties. The Company undertakes no obligation to revise, or update publicly, any forward-looking statements for any reason.
IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC
     In connection with the proposed merger with Galil Medical, Ltd. (“Galil”), Endocare, Inc. (“Endocare”) intends to file a registration statement on Form S-4 (the “Registration Statement”), which will also include a proxy statement of Endocare, and other relevant documents concerning the transaction with the U.S. Securities and Exchange Commission (the “SEC”). STOCKHOLDERS OF ENDOCARE ARE URGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION.
     Investors will be able to obtain free copies of the Registration Statement and other documents filed with the SEC by Endocare through the web site maintained by the SEC at www.sec.gov. Free copies of the Registration Statement, when available, and Endocare’s other filings with the SEC may also be obtained from Endocare by making a request to Allen & Caron at (949) 474-4300. In addition, investors may access copies of the documents filed with the SEC by Endocare on Endocare’s website at www.endocare.com when they become available.
     Endocare and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Endocare’s stockholders with respect to the transactions contemplated by the definitive merger agreement between Galil and Endocare. Information regarding Endocare’s directors and executive officers is contained in Endocare’s definitive proxy statement filed with the SEC on April 9, 2008 for its 2008 Annual Meeting of Stockholders. As of October 31, 2008, Endocare’s directors and executive officers beneficially owned (as calculated in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended) approximately 369,763 shares, or 3.1%, of Endocare’s common stock. You can obtain free copies of these documents from Endocare using the contact information set forth above. Additional information regarding interests of such participants will be included in the Registration Statement when it is filed with the SEC and available free of charge as indicated above.
FINANCIAL TABLES FOLLOW

ENDOCARE REPORTS FINANCIAL RESULTS FOR THIRD QUARTER 2008
Page 4-4-4
ENDOCARE, INC. AND SUBSIDIARY
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(In thousands, except for per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007
Total revenues	$7,599	$7,326	$23,672	$22,773

Costs and expenses:
Cost of revenues	2,275	2,171	7,127	7,506
Research and development	626	699	1,765	1,935
Selling and marketing	3,423	3,500	11,120	11,362
General and administrative	2,951	2,881	9,234	9,556
Gain on recovery of note receivable	(750)	—	(750)	—
Litigation settlement, net of related legal expenses	—	(677)	—	(677)

Total costs and expenses	8,525	8,574	$28,496	29,682

Loss from operations	(926)	(1,248)	(4,824)	(6,909)
Interest income, net	5	264	181	402

Net loss	$(921)	$(984)	$(4,643)	$(6,507)

Net loss per share — basic and diluted	$(0.08)	$(0.08)	$(0.39)	$(0.59)

Weighted average shares of common stock outstanding	11,972	11,595	11,854	10,947
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ENDOCARE REPORTS FINANCIAL RESULTS FOR THIRD QUARTER 2008
Page 5-5-5
ENDOCARE, INC. AND SUBSIDIARY
RECONCILIATION OF GAAP NET LOSS TO EARNINGS BEFORE INTEREST, TAXES,
DEPRECIATION, AMORTIZATION AND STOCK COMPENSATION EXPENSE
(“ADJUSTED EBITDA”)
(Unaudited)
(In thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007
GAAP net loss	$(921)	$(984)	$(4,643)	$(6,507)

Add:
Depreciation	123	136	376	464
Amortization of intangibles	125	125	376	410
Interest expense	24	24	88	135

Subtotal	(649)	(699)	(3,803)	(5,498)

Add: Stock compensation expense	(616)	1,356	810	2,949

Adjusted EBITDA	$(1,265)	$657	$(2,993)	$(2,549)

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ENDOCARE REPORTS FINANCIAL RESULTS FOR THIRD QUARTER 2008
Page 6-6-6
ENDOCARE, INC. AND SUBSIDIARY
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except for per share data)

	September 30,	December 31,
	2008	2007
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$5,346	$7,712
Accounts receivable, net	3,579	3,530
Inventories, net	3,108	3,022
Prepaid expenses and other current assets	597	2,081

Total current assets	12,630	16,345

Property and equipment, net	724	850
Intangibles, net	2,701	3,077
Investments and other assets	993	989

Total assets	$17,048	$21,261

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$4,042	$2,194
Accrued compensation	2,111	3,895
Other accrued liabilities	2,931	3,034
Loan payable	880	880
Obligations under capital lease — current portion	26	28

Total current liabilities	9,990	10,031

Deferred compensation	120	227
Obligations under capital lease — less current portion	69	84

Stockholders’ equity:
Preferred stock, $0.001 par value; 1,000 shares authorized; none issued and outstanding	—	—
Common stock, $0.001 par value; 50,000 shares authorized; 11,811 and 11,762 issued and outstanding as of September 30, 2008 and December 31, 2007, respectively	12	12
Additional paid-in capital	201,256	200,663
Accumulated deficit	(194,399)	(189,756)

Total stockholders’ equity	6,869	10,919

Total liabilities and stockholders’ equity	$17,048	$21,261

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